                                                                   EXHIBIT 10.13

PARTIES This Lease, executed in duplicate at Mountain View, California, this day of October 23, 1976, by and between RICHARD N. MOSEMAN, BONNIE MOSEMAN MILLER, and PROPERTIES INTERNATIONAL, allrent, INC., a California corporation, and ACUREX CORPORATION, a California corporation, hereinafter called respectively Lessor and Lessee, without regard to number or gender.

USE WITNESSETH: That Lessor hereby leases to Lessee, and Lessee hires from Lessor, for the purpose of conducting therein machinery and electronics manufacturing, research and development, related administrative activities and executive offices, and for no other purpose, those certain premises with the appurtenances, situated in City of Mountain View, County of Santa Clara, State of California, and more particularly described as follows, to-wit:

PREMISES That certain parcel of real property referred to as Assessor's parcel #159-43-005, commonly known as 555 Clyde Avenue, consisting of approximately 2.963 acres of land, more or less, more particularly described in Exhibit "A" attached hereto and made a part hereof, together with a two-story building to be constructed thereon by Lessor consisting of approximately 51,200 square feet of floor space, and related side improvements, hereinafter referred to as "the premises."

TERM The term shall be for two hundred forty (240) calendar months commencing on the 1st day of June, 1977, and ending on the 31st day of May, 1997, at the rent hereafter provided, payable in lawful money of the United States of America, which Lessee agrees to pay to Lessor, without deduction or offset, at such place or places as may be designated from time to time by Lessor, in installments as follows:

RENTAL Initial rental of Fifteen Thousand Six Hundred Sixteen Dollars ($15,616) per month. Rent for the month of June 1977 in the amount of Fifteen thousand Six Hundred Sixteen Dollars ($15,616) shall be payable upon the execution of this lease. Thereafter, rent shall be payable monthly, in advance, on the first day of each calendar month of the lease term, commencing with the first day of July 1977 and continuing on the first day of each calendar month thereafter during the lease term, subject to adjustment in the rental as provided in Paragraph 30 hereof.

            Provided Lessee faithfully performs its obligations hereunder, and is not then in default hereunder, Lessor hereby grants to Lessee the option to extend the lease term for sixty (60) months upon the expiration of the initial lease term. The option to extend shall be exercised by Lessee giving written notice of exercise to Lessor not less than one hundred eighty (180) days prior to the expiration of the initial lease term. Such extended term shall be upon all of the terms and provisions of this Lease, except for the rental which shall be determined by negotiations of the parties. In the event that the parties are unable to agree upon the rental within ninety
            (90) days after the exercise of the option by Lessee, then such option shall be null and void and of no force of effect, and the lease term shall expire and terminate upon the expiration of the initial lease term, if not sooner terminated pursuant to the provisions hereof.

SECURITY    The Lessee has deposited with the Lessor $15,000 as security for the
DEPOSIT     full and faithful performance of each and every term, provision, covenant, and condition of this lease. In the event the Lessee defaults on any of the terms, provisions, covenants or conditions of this lease, including, but not limited to the payment of rent, the Lessor may use, apply or retain the whole or any part of such security for the payment of any rent in default or for any other sum which the lessor may spend or be required to spend by reason of the Lessee's default. Should the Lessee faithfully and fully comply with all of the terms, provisions, covenants and conditions of this lease, the security, or any balance thereof, shall be returned to the Lessee, or at the option of the Lessor, to the last assignee of the Lessee's interest in this lease at the expiration of the term hereof, at the termination of any extension of the term or at the termination of the Lessee's occupancy of the premises, whichever is later.

CONSTRUC-
TION OF
IMPROVE-
MENTS;
POSSESSION

ACCEPTANCE     2. By entry hereunder, upon commencement of the lease term Lessee
OF          accepts the premises as being in good sanitary order, condition and
PREMISES    repair, and accepts the building and other improvements in their
AND         condition. The Lessee agrees on the last day of the term hereof, or
COVENANT TO on sooner termination of this lease, to surrender the premises,
SURRENDER   together with all alterations, additions, and improvements which may have been made in, to, or on the premises by Lessor or Lessee, unto
            Lessor in good and sanitary order, condition and repair, excepting for such wear and tear as would be normal for the period of the Lessee's occupancy. The Lessee, on or before the end of the term or sooner termination of this Lease, shall remove all his or its personal property and trade fixtures from the premises and all property not so removed shall be deemed to be abandoned by the Lessee. If the premises be not surrendered at the end of the term or sooner termination of this lease, the Lessee shall indemnify the Lessor against loss or liability resulting from delay by the Lessee in so surrendering the premises including, without limitation, any claims made by any succeeding tenant founded on such delay. See
            Amendment 2.

USES           3. Lessee shall not commit, or suffer to be committed, any waste
PROHIBITED  upon the said premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in or around the buildings in which the demised premises may be located, or allow any sale by auction upon the premises, or allow the premises to be used for any improper, immoral, unlawful or objectionable purpose, or place any loads upon the floor, walls, or ceiling which endanger the structure, or place any harmful liquids in the drainage system of the building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the leased premises outside of the building proper. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the leased premises outside of the buildings proper.

ALTERATIONS    4. The Lessee shall not make, or suffer to be made, any
AND         alterations or additions to the said premises, or any part thereof,
ADDITIONS   without the written consent of the Lessor first had and obtained by the Lessee; any addition or alteration to the said premises, except movable furniture and trade fixtures, shall become at once a part of the realty and belong to the Lessor. Alterations and additions which are not to be deemed as trade fixtures shall include heating, lighting, electrical systems, air-conditioning, partitioning, carpeting, or any other installation which has become an integral part of the leased premises. The Lessee will at all times permit notices of non-responsibility to be posted and to remain posted until the completion of alterations or additions which have been approved by the Lessor.

MAINTENANCE    5. Lessee shall, at its sole cost, keep and maintain said
OF PREMISES premises and appurtenances and every part thereof, including, but not limited to, glazing, sidewalks, parking areas, plumbing, electrical systems, heating and air conditioning installations, any store front, and the interior of the premises in good and sanitary order, condition, and repair. The Lessee agrees to water, maintain and replace, when necessary, any shrubbery and landscaping provided by Lessor on the leased premises. The Lessee hereby waives all right to make repairs at the expense of Lessor as provided in Section 1942 of the Civil Code of the State of California, and all rights provided for by Section 1941 of said Civil Code.

FIRE AND       6. Lessee shall not use, or permit said premises, or any part
EXTENDED    thereof, to be used, for any purpose other than that for which the
COVERAGE    said premises are hereby leased; and no use, shall be made or
INSURANCE   permitted to be made of the said premises, nor acts done, which will cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell or permit to be kept, used or sold, in or about said premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at his sole cost and expense, comply with any and all requirements, pertaining to said premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances. The Lessor agrees to purchase and keep in force fire, and extended coverage insurance covering the leased premises in amounts not to exceed the actual insurable value of said premises.
            The Lessee agrees to pay to the Lessor as additional rent, on demand, the full cost of said insurance as evidenced by insurance billings to the Lessor. It is understood and agreed that Lessee's obligation under this paragraph will be pro-rated to reflect the commencement and termination dates of this lease. See Amendment 6.

ABANDON-       7. Lessee shall not vacate or abandon the premises at any time
MENT during the term; and if Lessee shall abandon, vacate or surrender said premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor.

FREE FROM      8. Lessee shall keep the demised premises and the property in
LIENS which the demised premises are situated, free from any liens arising out of any work performed, materials furnished, or obligations incurred by Lessee.

COMPLIANCE     9. Lessee shall, at his sole cost and expense, comply with all
WITH        of the requirements of all Municipal, State and Federal authorities
GOVERN-     now in force, or which may hereafter be in force, pertaining to the
MENTAL      said premises, and shall faithfully observe in the use of the
REGULA-     premises all Municipal ordinances and State and Federal statutes now
TIONS       in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such ordinance or statute in the use of the premises, shall be conclusive of that fact as between Lessor and Lessee.

INDEMNIFI-     10. The Lessee, as a material part of the consideration to be
CATION OF   rendered to the Lessor, hereby waives all claims against the Lessor
LESSOR AND  for damages to goods, wares and merchandise, and all other personal
LESSEE'S    property in, upon, or about said premises and for injuries to
LIABILITY   persons in or about said premises, from any cause arising at
INSURANCE   anytime, excepting claims arising from the Lessor's negligence, and the Lessee will hold the Lessor exempt and harmless from any damage or injury to any person, or to the goods, wares and merchandise and all other personal property of any person, arising from the use of the premises by the Lessee, or from the failure of the Lessee to keep the premises in good condition and repair, as herein provided.
            The Lessee shall secure and keep in force a bodily injury and property damage policy covering the leased premises, including parking areas, insuring the Lessee and naming the Lessor as an additional insured. A copy of said policy shall be delivered to the Lessor and the minimum limits of coverage thereof shall be $1,000,000 for any single or multiple injuries and $100,000 property damage, and the Lessee shall obtain a written obligation on the part of the insurer to give the Lessor written notification before any cancellation thereof.

ADVERTISE-     11. Lessee will not place or permit to be placed, in, upon or
MENTS AND   about the said premises any unusual or extraordinary signs, or any
SIGNS       signs not approved by the city or other governing authority. The
            Lessee will not place, or permit to be placed, upon the premises, any signs, advertisements or notices without the written consent of the Lessor first had and obtained. Any sign so placed on the premises shall be so placed upon the understanding and agreement that Lessee will remove same at the termination of the tenancy herein created and repair any damage or injury to the premises caused thereby, and if not so re- [REST OF SENTENCE ILLEGIBLE]

UTILITIES      12. Lessee shall for water, gas, heat, light, power, telephone service and all other services supplied to the said premises.

ATTORNEY'S     13. In case suit should be brought for the possession of the
FEES premises, for the recovery of any sum due hereunder, or because of the breach of nay other covenant herein, the losing party shall pay to the prevailing party a reasonable attorney's fee, which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgement.

INSOL-         14. Either (a) the appointment of a receiver to take possession
VENCY or    of all or substantially all of the assets of Lessee, or (b) a
BANK-       general assignment by Lessee for the benefit of creditors, or (c)
RUPTCY      any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this lease by Lessee.
            See Amendment 14.

DEFAULT        15. In the event of any breach of this lease by the Lessee, or an abandonment of the premises by the Lessee, the Lessor has the option of 1) removing all persons and property from the premises and repossessing the premies in which case any of the Lessee's property which the Lessor removes from the premises may be stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, or 2) allowing the Lessee to remain in full possession and control of the premises. If the Lessor chooses to repossess the premises, the lease will automatically terminate in accordance with provisions of the California Civil Code, Section 1951.2. In the event of such termination of the lease, the Lessor may recover from the Lessee: 1) the worth at the time of award of the unpaid rent which had been earned at the time of termination including interest at 10% per annum; 2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided including interest at 10% per annum; 3) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and 4) any other amount necessary to compensate the Lessor for all the detriment proximately caused by the Lessee's failure to perform his obligations under the lease or which in the ordinary course of things would be likely to result therefrom. If the Lessor chooses not to repossess the premises, but allows the Lessee to remain in full possession and control of the premises, then in accordance with provisions of the California Civil Code, Section 1951.4, the Lessor may treat the lease as being in full force and effect, and may collect from the Lessee all rents as they become due through the termination date of the lease as specified in the lease. For the purposes of this paragraph, the following do not constitute a termination of Lessee's right to possession:
            a) Acts of maintenance or preservation or efforts to relet the property.
            b) The appointment of a receiver on the initiative of the Lessor to protect his interest under this lease.

SURRENDER      16. The voluntary or other surrender of this lease by Lessee, or
OF LEASE a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to him of any or all such subleases or subtenancies.

TAXES          17. The Lessee shall be liable for all taxes levied against personal property and trade or business fixtures, and agrees to pay, as additional rental, during the term of this lease and any extension thereof, all real estate taxes and the yearly installments of any special assessments levied against the leased premises after the commencement date of this lease. It is understood and agreed that the Lessee's obligation under this paragraph will be pro-rated to reflect the commencement and termination dates of this lease.

NOTICES        18. See Amendment 18.

ENTRY BY       19. Lessee shall permit Lessor and his agents to enter into and
LESSOR upon said premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building in which said premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required without any rebate of rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the premises thereby occasioned; and shall permit Lessor and his agents, at any time within 180 days prior to the expiration of this lease, to place upon said premises any usual or ordinary "For Sale" or "to lease" signs and exhibit the premises to prospective tenants at reasonable hours.

DESTRUC-       20. See Amendment 20.
TION OF
PREMISES

ASSIGN-        21. Lessee shall not assign this lease, or any interest therein,
MENT        and shall not subject the said premises or any part thereof, or any
AND         right or privilege appurtenant thereto, or suffer any other person
SUBLET-     (the agents and servants of Lessee excepted) to occupy or use the
TING        said premises, or any portion thereof, without the written consent of Lessor first had and obtained, and a consent to one assignment, subletting, occupation or use by any other person, shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Lessor, terminate this lease. This lease shall not, nor shall any interest therein, be assignable, as to the interest of Lessee, by operation of law, without the written consent of Lessor.
            The Lessor, however, cannot unreasonably withhold consent to sublet, assign, or both.

CONDEMNA-      22. See Amendment 22.
TION

EFFECT OF      23. The term "Lessor" as used in this lease, means only the owner
CONVEYANCE  for the time being of the land and building containing the premises, so that, in the event of any sale of said land or building, or in the event of a lease of said building, the Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of the Lessor hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, or the Lessee of the building, that the purchaser or Lessee of the building has assumed and agreed to carry out any and all covenants and obligations of the Lessor hereunder. If any security be given by the Lessee to secure the faithful performance of all or any of the covenants of this lease on the part of Lessee, the Lessor may transfer and deliver the security, as such, to the purchaser at any such sale or the Lessee of the building, and thereupon the Lessor shall be discharged from any further liability in reference thereto. See Amendment 23.


SUBORDINA-     24. Lessee agrees that this lease may, at the option of Lessor,
TION be subject and subordinate to any mortgage, deed of trust or other instrument of security which has been or shall be placed on the land and building or land or building of which the premises form a part, and this subordination is hereby made effective without any further act of Lessee. The Lessee shall, at any time hereinafter, on demand, execute any instruments, releases, or other documents that may be required by any mortgagee, mortgagor, or trustor or beneficiary under any deed of trust for the purpose of subjecting and subordinating this lease to the lien of any such mortgage, deed of trust or other instrument of security, provided the holder of such encumbrance agrees to recognize Lessee's interest hereunder if Lessee is not then in default.

WAIVER         25. The waiver by Lessor of any breach of any term, covenant or condition, herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

HOLDING        26. Any holding over after the expiration of the said term,
OVER with the consent of Lessor, shall be construed to be a tenancy from month to month, at a rental to be negotiated by Lessor and Lessee prior to the expiration of said term, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

SUCCESSORS     27. The covenants and conditions herein contained shall, subject
AND         to the provisions as to assignment, apply to and bind the heirs,
ASSIGNS     successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

TIME           28. Time is of the essence of this lease.

MARGINAL       29. The marginal headings or titles to the paragraphs of this
CAPTIONS lease are not a part of this lease and shall have no effect upon the construction or interpretation of any part thereof. This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto or their respective successors in interest.

Amendment Nos. 1, 2, 6, 11, 14, 18, 20, 22, and 23 and the additional Paragraphs 30, 31, 32, 33, 34, 35, and 36 attached hereto are incorporated herein and hereby made a part of this lease.








IN WITNESS WHEREOF, Lessor and Lessee have executed these presents, the day and year first above written.

            LESSOR                                        LESSEE


/s/ RICHARD N. MOSEMAN                       ACUREX CORPORATION
----------------------------------           -----------------------------------
RICHARD N. MOSEMAN

/s/ BONNIE MOSEMAN MILLER                    By
----------------------------------           -----------------------------------
BONNIE MOSEMAN MILLER

PROPERTIES INTERNATIONAL, allrent,           By  /s/ TIMOTHY P. CARLSON
INC., a California corporation               -----------------------------------
----------------------------------

By /s/ SALLY MOSEMAN, President
----------------------------------
   SALLY MOSEMAN, President

                                                                        10/23/76


           ADDENDUM TO LEASE DATED OCTOBER 23, 1976 BETWEEN RICHARD
        N. MOSEMAN, BONNIE MOSEMAN MILLER, AND PROPERTIES INTERNATIONAL,
       ALLRENT, INC., A CALIFORNIA CORPORATION, HEREAFTER REFERRED TO AS
                 "LESSOR," AND ACUREX CORPORATION, A CALIFORNIA
                CORPORATION, HEREAFTER REFERRED TO AS "LESSEE."


            Lessor and Lessee further agree as follows:

Amendment 1 - Construction of Improvements; Possession

      (a) Lessor shall construct the building and shell substantially in accordance with the site plan attached hereto as Exhibit "B" and the sheet entitled "Project Items - Shell" attached hereto as a part of Exhibit "C." Said building shell shall also be constructed substantially in accordance with working drawings, plans and specifications (herein called the "plans") to be prepared by Lessor's architect and to be received by Lessee prior to its signing of this Lease. Lessee's signing of this Lease shall be deemed to constitute Lessee's approval of the plans, subject only to Lessee's right, subject to Lessor's prior written approval, which will not be unreasonably withheld, to request certain minor adjustments in the plans regarding the location of exterior doors to allow for balanced door access for future uses. Approval of plans by Lessee does not relieve Lessor of responsibility of providing a building meeting requirements of all bodies having jurisdiction. Lessor shall give Lessee at least thirty (30) days' notice prior to the anticipated completion date and permit Lessee to enter upon the premises to install Lessee's fixtures and equipment.

      (b) Lessor shall contribute the maximum amount of Five Hundred Thousand Dollars ($500,000) to defray the cost of construction and installation by Lessor's contractor of the interior improvements after completion of the building shell. Any additional cost of interior improvements in excess of Five Hundred Thousand Dollars ($500,000) shall be paid by Lessee. The interior improvements to be constructed for the Five Hundred Thousand Dollar ($500,000) contribution thereto by Lessor are referred to in the sheet entitled "Project Items in $500,000 Interior" which is a part of Exhibit "C" attached hereto. Said sum of Five Hundred Thousand Dollars ($500,000) to be contributed by Lessor for the interior improvements shall be used for the construction and installation of typical, multipurpose interior improvements usable by normal occupants of industrial buildings. Said sum of Five Hundred Thousand Dollars ($500,000) shall not be used to defray the cost of any specialized or extraordinary type interior improvements. None of the items referred to in the sheet entitled "Project Items in $500,000 Interior" which is a part of Exhibit "C" attached hereto shall be deleted without Lessor's prior written consent, which consent shall not be unreasonably withheld. Plans for the interior improvements shall be supplied by Lessee to Lessor as follows: (i) plans for the sewage and other plumbing facilities for the restrooms and cafeteria and for all underground electric boxes prior to the commencement of construction of the building shell, and (ii) all other interior plans no later than thirty (30) days after the commencement of construction of the shell.

      (c) Lessor and Lessee shall cooperate in the construction of the building and interior improvements, and they shall each use their best efforts to prosecute the work to completion in a prompt and diligent manner in order that said building and improvements may be substantially completed on the premises on or before May 1, 1977 (the "Completion Date"). If, by the Completion Date, the premises are not substantially completed because of delays for causes beyond Lessor's control (such as, without limitation, strikes, lockouts, labor troubles, inability to procure materials, failure of power or other utilities or services, restrictive governmental laws or regulations, riots, insurrection, wars, inclement weather, acts of God, or breach of this lease by Lessee), then
(i) Lessor shall not have any liability to Lessee for any consequential loss or damage, nor shall this Lease be void or voidable, but this Lease shall remain valid and continue in full force and effect, and (ii) the time for completion of the premises shall be extended for a period of time which equals the aggregate period of any delay or delays in prosecution of Lessor's work.

Amendment 2 - Acceptance of Premises and Covenant to Surrender

      Lessee shall have ninety (90) days following the date of occupancy of the premises within which to notify Lessor in writing of any material defects in the premises, which defects Lessor shall correct as promptly as possible.

Amendment 6 - Fire and Extended Coverage Insurance

      If at any time during the term of this Lease, or any extensions thereof, Lessee obtains a firm written bid from a responsible broker representing a responsible insurance company qualified to do business in California and satisfactory to Lessor for the same fire and extended coverage insurance which is then in effect on the premises at a lower premium, then Lessor will at Lessor's option either purchase the insurance from Lessee's broker, commencing with the next premium term, cause Lessor's insurance broker to meet the lower price, or credit the Lessee with the price difference.

      Lessor shall have no obligation to insure against loss by Lessee to any leasehold improvements, fixtures, furniture or other personal property installed by Lessee at Lessee's expense in or about the premises occurring from any cause whatsoever and Lessee shall have no interest in the proceeds of any insurance carried by Lessor, except as provided in Amendment 20 hereof.

Amendment 11 - Advertisements and Signs

      Lessor will not unreasonably withhold Lessor's consent to the installation on the premises by Lessee, at Lessee's expense, of

                                       2.

normal business signs, provided that the location and design thereof have been approved in advance by Lessor's architect.

Amendment 14 -- Insolvency or Bankruptcy

     Lessee shall have thirty (30) days following the happening of any such event referred to in (a), (b), or (c) of Paragraph 14 hereof within which to cure any such breach. If Lease fails to cure any such breach within said thirty
(30) day period, then Lessor, at Lessor's option, may terminate this lease upon giving ten (10) days prior written notice of termination to Lessee.

Amendment 18 -- Notices

     All notices to be given to Lessor or Lessee shall be given in writing and delivered personally to Lessor or to an officer of Lessee, or by depositing the same in the United States mail, postage prepaid, and addressed to the parties as follows:

          To Lessor:     c/o Miss Sally Moseman
                         c/o Properties International
                         1631 Filbert Street
                         San Francisco, California 94123

          To Lessee:     Acurex Corporation
                         485 Clyde Avenue
                         Mountain View, California 94040

     Either party may designate a different address for notice by giving written notice thereof to the other party in the manner referred to above.

Amendment 20 -- Destruction of Premises

     In the event of a partial destruction of the said premises during the said term for any cause other than uninsured damages by earthquake, or by any other uninsured casualty, Lessor shall forthwith repair the same, provided such repairs can be made within ninety (90) days under the laws and regulations of State, Federal, County or Municipal authorities, but such partial destruction shall in no way annul or void this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the said premises. If such partial destruction is caused by earthquake or by any other uninsured casualty, or if such repairs cannot be made within ninety (90) days, Lessor may, at Lessor's option, make same within a reasonable time, but not to exceed one hundred eighty (180) days, and this lease shall continue in full force and effect and the rent shall be proportionately reduced as aforesaid in this paragraph provided. In the event that Lessor does not so elect to repair the damage caused by an uninsured casualty, or in the event that Lessor does not so elect to make such

                                       3.

repairs which cannot be made within ninety (90) days, or such repairs cannot be made under such laws and regulations, this lease may be terminated at the option of either party, provided that such option to terminate is exercised by giving written notice to the other party within fifteen (15) days after the date of notice by Lessor to Lessee of Lessor's intention not to make repairs.
In respect to any partial destruction which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provisions of
Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by Lessee. A total destruction of the building in which the said premises may be situated shall terminate this lease. In the event of any dispute between Lessor and Lessee relative to the provisions of this paragraph, they shall each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding upon both Lessor and Lessee, who shall bear the cost of such arbitration equally between them. In the event that Lessor is obligated to repair damage, or elects to repair damage, in accordance with this paragraph, Lessor's obligation shall be limited to the construction of the building, interior improvements, and site work initially constructed by Lessor, at Lessor's expense, and Lessee shall construct and install, at Lessee's expense, all other leasehold improvements, fixtures, and equipment originally installed by Lessee. If Lessor is obligated or elects to repair damage to interior improvements which Lessor originally financed pursuant to Amendment 1(b) Lessor will allow Lessee to make such repairs to complete the interior as previously constructed. If Lessee so requests Lessor shall make available to Lessee that portion of any insurance proceeds Lessor receives as a result of the damage to the premises which are allocated by Lessor's insurance company for repair of interior improvements originally installed by Lessor pursuant to Amendment 1(b) hereof. Lessee's obligation to repair the interior improvements shall be limited to the insurance proceeds made available to Lessee for such purposes.

Amendment 22 -- Condemnation

     If any part of the premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain or private purchase in lieu thereof, and a part thereof remains which is susceptible, of occupation hereunder, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor or purchaser, and the rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after such taking bears to the value of the entire premises prior to such taking. If all of the premises, or such part thereof be taken so that there does not remain a portion reasonably suitable for the continued use and occupancy by Lessee for the purposes specified in the use clause above, this lease shall thereupon terminate. If a part or all of the premises be taken, all

                                       4.

compensation awarded upon such taking shall go to the Lessor and the Lessee shall have no claim thereto; provided, however, that Lessee shall be entitled to remove any trade fixtures supplied by Lessee from that portion or all of the premises condemned, or alternatively, if a separate allocation is made in the condemnation award for Lessee's trade fixtures, Lessee shall be entitled to receive that part of the condemnation award specifically designated as compensation for the taking of any trade fixtures supplied and paid for by Lessee.

Amendment 23 - Effect of Conveyance

      In the event of the sale or transfer by Lessor of the premises prior to the completion of the building and improvements to be constructed on the property by Lessor, Lessor shall not be freed and relieved of Lessor's covenants and obligations hereunder until delivery to Lessee of the completion notice as provided for in Paragraph 35 hereof.

Paragraph 30 - Rental Adjustments

      (a) The initial monthly rental of Fifteen Thousand Six Hundred Sixteen Dollars ($15,616) is based upon the building to be constructed on the premises consisting of 51,200 square feet, with the rental computed at the rate of $0.305 per square foot; and is further based upon Lessor contributing the maximum amount of Five Hundred Thousand Dollars ($500,000) for interior improvements after completion of the building shell. Any additional cost of interior improvements in excess of Five Hundred Thousand Dollars ($500,000), shall be paid by Lessee. If the total cost of the interior improvements is less than Five Hundred Thousand Dollars ($500,000) but not less than Four Hundred Fifty Thousand Dollars ($450,000), the initial monthly rental shall be reduced by an amount equal to one percent (1%) per month of the amount by which the cost of said interior improvements is less than Five Hundred Thousand Dollars ($500,000). No reduction in the initial monthly rental shall be given in the event the total cost of the interior improvements is less than Four Hundred Fifty Thousand Dollars ($450,000). There is attached hereto as a part of Exhibit "C" a description of the project items and interior improvements which the parties hereby agree represent a full and complete list of said items. The parties agree to execute an amendment to this lease reflecting the adjustment in the monthly rental, if applicable, upon completion of construction.

      (b) The initial monthly rental, as adjusted pursuant to sub-paragraph (a) above of this Amendment 30, shall be adjusted as of June 1, 1982, June 1, 1987, and June 1, 1992, each of which is hereafter referred to as a "rent adjustment date," to reflect changes in the cost of living from the commencement date of the lease term to each rent adjustment date. The adjustments, if any, in the monthly rental shall be calculated on the basis of changes in the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index, Subgroup "all items," for San Francisco-Oakland (1967=100), hereafter referred to as the "CPI." The CPI for May 1977 is hereafter referred to as the "base CPI." The monthly rental for the five (5) year period commencing June 1, 1982, and for each five (5) year



                                       5.

period commencing June 1, 1982, and for each five (5) year period after each successive rent adjustment date thereafter, of the lease term shall be adjusted by the percentage increase or decrease, if any , in the CPI as of the month of May immediately prior to the rent adjustment date over the base CPI; provided, however, that for the period June 1, 1982 through May 31, 1987 the monthly rental shall not exceed one hundred twenty percent (120%) of the initial monthly rental; for the period June 1, 1987 through May 31, 1992 the monthly rental shall not exceed one hundred forty percent (140%) of the initial monthly rental; and for the period June 1, 1992 through May 31, 1997 the monthly rental shall not exceed one hundred sixty percent (160%) of the initial monthly rental; and provided further that the amount of the monthly rental increase for any of the five (5) year periods over the preceding five (5) year period shall not exceed twenty percent (20%) of the initial monthly rental. Notwithstanding the foregoing, the monthly rental at all times during the lease term shall not be less than the initial monthly rental of Fifteen Thousand Six Hundred Sixteen Dollars ($15,616), adjusted by the provisions of subparagraph (a) above of this Amendment 30. When the monthly rental for each five (5) year period commencing with a rent adjustment date is determined, Lessor shall give Lessee written notice to that effect indicating how the new monthly rental figure was computed. If at any rental adjustment date there shall not exist a Consumer Price Index in the same format as referred to in this paragraph, the parties shall substitute any official index published by the Bureau of Labor Statistics or successor or similar governmental agency, as may then be in existence which shall be most nearly comparable thereto. If the parties are unable to agree upon a successor index, the parties shall refer their choice of a successor index to arbitration to be conducted by three arbitrators, one to be selected by Lessor, one to be selected by Lessee, and the third to be selected by said first two chosen arbitrators. Said arbitrators shall make a report in writing signed by each of them within twenty (20) days after their selection. The expenses of the arbitration shall be borne equally by the parties hereto and the report of the majority of the arbitrators shall be binding upon both Lessor and Lessee.

Paragraph 31 - Memorandum of Lease

     This lease shall not be recorded; provided that if either party requests the other party to do so, the parties shall execute a Memorandum of Lease in recordable form which shall refer to the parties, the premises, and the terms of the lease.

Paragraph 32 - Waiver of Subrogation

     The parties release each other, and their respective authorized representatives, from any claims for damage to any person or to the premises and to the fixtures, personal property, Lessee's improvements, and alterations of either Lessor or Lessee in or on the premises that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage.

     Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this lease. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without


                                       6.

waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten
(10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

Paragraph 33 - Tennis Court
---------------------------

     Lessee shall give Lessor written notice of the first to occur of the following events:

          (a) The lease rights or the right to use the adjoining Hetch Hetchy area has terminated or is no longer in effect for any reason, or

          (b) Three (3) months prior to the expiration of the lease term or any renewal thereof.

Upon giving such written notice, Lessee shall, if requested to do so by Lessor, remove that portion of the tennis court which is situated on the premises and replace that area with landscaping which is consistent with the original landscaping of the area, subject to Lessor's approval.

Paragraph 34 - Financing
------------------------

     This lease and Lessor's obligations hereunder are conditional upon Lessor obtaining a commitment for a construction loan and permanent financing for construction of the building and improvements to be erected on the premises, upon terms and conditions reasonably acceptable to Lessor, within thirty (30) days after approval by the parties of the final plans and specifications for the building and improvements. Lessor agrees to exercise all reasonable efforts to obtain said financing. If Lessor is unable to obtain said financing within said thirty (30) day period, Lessor shall promptly give written notice thereof to Lessee. Lessee shall have forty-five (45) days following, the receipt of said notice from Lessor within which to obtain financing through Lessee's own agents. Lessor shall accept financing for the project with a loan obtained by Lessee, provided that the loan amount is between $1,250,000 and $1,350,000 for a loan term of from twenty-five (25) years to thirty (30) years, at an interest rate of not to exceed nine and three-fourths percent (9-3/4%) per annum, and a maximum loan fee of not more than one (1) point. If Lessee is unable to obtain said financing for Lessor within said forty-five (45) day period, Lessor may then terminate this lease by giving written notice of termination to Lessee.










                                       7.

Paragraph 35 - Occupancy

     In the event the premises are not completed and available for occupancy on the commencement date of this lease as set forth in the paragraph entitled "Term" on page 1, the term of this lease shall commence on that date which Lessee commences operations in the premises which shall not be more than thirty
(30) days after delivery by Lessor to Lessee of notice of completion of the construction contemplated by Amendment 1(a) hereto. Promptly upon commencement of the lease term, Lessee agrees to execute and deliver to Lessor a letter confirming the commencement date and termination date of this lease.

Paragraph 36 - FAA Approval

     This lease and Lessor's obligations hereunder are conditioned upon Lessee delivering to Lessor prior to commencement of construction described in Amendment 1(a) hereto of a copy of a current approval by the Federal Aviation Administration as well as the Commanding Officer, Naval Air Station, Moffett Field, of the construction of the premises which are the subject of this lease.


                                         /s/ RICHARD N. MOSEMAN
                                         --------------------------------------
                                         RICHARD N. MOSEMAN


                                         /s/ BONNIE MOSEMAN MILLER
                                         --------------------------------------
                                         BONNIE MOSEMAN MILLER

                                         PROPERTIES INTERNATIONAL, allrent, INC


                                         By /s/ SALLY MOSEMAN
                                           ------------------------------------
                                            SALLY MOSEMAN, President
                                                         "Lessor"


                                         ACUREX CORPORATION


                                         By
                                           ------------------------------------


                                         By /s/ [Signature Illegible]
                                           ------------------------------------
                                           V.P.
                                                         "Lessee"





                                       8.

APPLICATION NO. SJ-379416                                             SCHEDULE C
--------------------------------------------------------------------------------


The land referred to herein is described as follows:

ALL THAT CERTAIN REAL PROPERTY IN THE CITY OF MOUNTAIN VIEW, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

ALL OF LOT 3 AS SHOWN UPON THAT CERTAIN MAP ENTITLED, "TRACT NO. 3813", WHICH MAP WAS FILED FOR RECORD DECEMBER 28, 1964 IN BOOK 189 OF MAPS, PAGE 32, IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA.



Exhibit "A"

                              [MAP OF TRACT 3813]


Exhibit "A"

                      [SITE PLAN OF PROPOSED BUILDING #5]


Exhibit "B"

PROJECT ITEMS - SHELL


Included                               Excluded
-------------------------------------------------------------------------------

2-story concrete tilt-up natural       change charges
  concrete
                                       overhang
approximately 25,600 sq ft
  each floor                           tennis court, incremental cost above
                                         basis by lessee
bronze glass with anodized frames
                                       sky lights
one 3000-pound elevator
                                       natural convection
two interior stair wells

primary fire sprinklers

roof insulation

excavating/grading/paving

landscaping

irrigation/drainage

utilities to building
  with/2000 AMPS, 480 volts























Exhibit "C"

                                                                     EXHIBIT "C"

PROJECT ITEMS IN $500,000 INTERIOR

Included in $500,000                    Excluded in $500,000
------------------------------------    ----------------------------------------

Architectural fee budgeted              Architectural budget beyond
  of $15,000                              $15,000

Heat/vent/air conditioning               Change charges
  with economizer
                                         Window coverings
Complete electrical
                                         All other improvements to
Finished restroom cores                    and/or equipment for cafeteria

Ceilings                                 Telephone equipment

Flooring                                 Items which could be termed
                                           special purpose items or
Drop fire sprinklers                       unusual items not consistent
                                           with normal R&D buildings
Roof screens                               in the area, to be approved
                                           by lessor and/or lender
Entrance lobby

Partitioning and doors based on
  Acurex May 3 drawing

Cafeteria with:
  asbestos flooring (vinyl)
  drop ceiling
  heating/air conditioning
  sprinklers

All other items not included in
  shell items

Exhibit "C"

                                                                October 23, 1976

Acruex Corporation
485 Clyde Avenue
Mountain View, California 94040

                 Re: Lease for 555 Clyde Avenue, Mountain View

Gentlemen:

         Reference is hereby made to the Lease dated October 23, 1976 between Richard N. Moseman, Bonnie Moseman Miller, and Properties International, allrent, Inc., as lessor, and Acurex Corporation, as lessee, covering premises at 555 Clyde Avenue, Mountain View, California.

         Commencement of construction of the building and improvements has been delayed because of the protracted lease negotiations between the parties. Lessor is now uncertain that the completion date of May 1, 1977 referred to in Amendment 1(c) of the Lease can be achieved on a normal construction schedule, even without delays beyond lessor's control. Therefore, the parties agree that so long as lessor exercises due diligence in prosecuting the work of construction to completion, lessor shall not be liable to lessee for any damages, and lessee shall not have any right to terminate the Lease, in the event construction is not completed by lessor on or before May 1, 1977. The rental adjustment dates under Paragraph 30(b) shall be adjusted accordingly.

         Notwithstanding the provisions of Paragraph 36 of the Lease, regarding FAA approval, if lessee does not deliver to lessor on or before November 8, 1976 the approval in writing by the Federal Aviation Administration, as well as the Commanding Officer, Naval Air Station, Moffett Field, of the construction of the premises which are the subject of the Lease, either lessor or lessee may terminate this Lease upon delivering written notice of termination to the other on or before 5:00 P.M. on November 10, 1976. In the event this Lease is so terminated, Acurex shall pay lessor $3,000 for preconstruction costs incurred by lessor through the date of termination.

         If the provisions of this letter are acceptable, please sign at the space below indicating your approval and acceptance hereof.

                                          Very truly yours,

                                          PROPERTIES INTERNATIONAL, allrent, INC

The foregoing is accepted                            /s/ SALLY MOSEMAN
and approved.                             By ___________________________________
                                                  Sally Moseman, President
ACUREX CORPORATION

         /s/ [Signature Illegible]
By ___________________________________

Dated: October 23, 1976

                                   AGREEMENT

Reference is made to Paragraph 30 - Rental Adjustments - of that certain Lease, as amended, dated October 23, 1976 between Richard N. Moseman, Bonnie Moseman Miller, and Properties International, allrent, Inc., a California corporation, Lessor, and Acurex Corporation, a California corporation, Lessee, demising the property commonly referred to as 555 Clyde Avenue, Mountain View, California 94043.

It is hereby understood and agreed that any additional costs of interior improvements in excess of $500,000.00 will be paid by Lessee in a timely manner upon presentation of appropriate bills by the Contractor. All parties hereunder are aware that a take-out commitment for a long term loan has been issued by The Penn Mutual Life Insurance Company and expires on October 2, 1977. As a result, interior improvements are to be made and paid for in a timely manner so that the construction lender hereunder will have ample time to refinance its loan according to the abovementioned take-out commitment.



Dated: February 1, 1977


Construction Lender:                    Lessor:

UNITED CALIFORNIA BANK                  ----------------------------------
                                        Richard N. Moseman
                                        /s/ Bonnie Moseman Miller by Sally
                                        Moseman as attorney-in-fact
By /s/ R. B. DEWITT
   ---------------------------          ----------------------------------
   R. B DeWitt, Vice President          Bonnie Moseman Miller


Lessee:

Acurex Corporation, a                   Properties-International, allrent, Inc.
California corporation                  California corporation

By /s/ [Signature Illegible]            By /s/ SALLY MOSEMAN
   --------------------------              -------------------------------
                                           Sally Moseman, President

                      SECOND LEASE MODIFICATION AGREEMENT

          THIS AGREEMENT is made and entered into as of October 14, 1992, by and among RICHARD N. MOSEMAN, BONNIE MOSEMAN MILLER and PAULINE NYE MOSEMAN, as Trustee of the Pauline Nye Moseman Trust dated October 3, 1983 (collectively "Lessor"), ACUREX ENVIRONMENTAL CORPORATION, a California corporation ("Lessee") and ACUREX CORPORATION, a California corporation ("Acurex").

                              W I T N E S S E T H

          WHEREAS, Acurex and Richard N. Moseman, Bonnie Moseman Miller and Properties International, Allrent, Inc., as lessor, entered into a lease, dated October 23, 1976, for certain real property and improvements thereon located at and commonly known as 555 Clyde Avenue, in the City of Mountain View, County of Santa Clara, State of California (the "Real Property"), which lease has been amended by a Letter Agreement dated October 23, 1976, an Agreement dated February 1, 1977, an Agreement dated April 21, 1977 and a First Lease Modification Agreement, dated August 11, 1977 (collectively, the "Lease");

          WHEREAS, Acurex is transferring, effective as of December 28, 1991, all of the assets of its Environmental

Systems Division ("ESD") to Lessee, in exchange for (i) 100 shares of the common stock of Lessee (being all of the issued and outstanding shares of Lessee), and
(ii) the assumption by Lessee of ESD's obligations and liabilities (the "ESD Transactions");

          WHEREAS, as a part of the ESD Transactions, Lessee has agreed pursuant to the Contribution, Assignment and Assumption Agreement dated as of December 28, 1991 (the "Assignment and Assumption Agreement") to assume the liabilities and obligations of Acurex as to the Lease;

          WHEREAS, Acurex continues to remain liable under the Lease for the performance of any and all covenants and obligations of the lessee therein;

          WHEREAS, in July 1992, Pauline Nye Moseman, as Trustee of The Pauline Nye Moseman Trust dated October 3, 1983 succeeded to the interest of Properties International, Allrent, Inc. with regard to the Real Property; and


          WHEREAS, Lessor has agreed to consent to the assignment and assumption of the Lease by Acurex to AEC provided, inter alia, Lessee and Acurex agree to the following modification and amendment to the Lease.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties hereto hereby agree as follows:

          1. The following four (4) sentences of the section of the Lease titled "Term" are hereby deleted from the Lease in their entirety:

          "Provided Lessee faithfully performs its obligations hereunder, and is not then in default hereunder, Lessor hereby grants to Lessee the option to extend the lease term for sixty (60) months upon the expiration of the initial lease term. The option to extend shall be exercised by Lessee giving written notice of exercise to Lessor not less than one hundred eighty (180) days prior to the expiration of the initial lease term. Such extended term shall be upon all except for the rental which shall be determined by negotiations of the parties.
          In the event that the parties are unable to agree upon the rental within ninety (90) days after the exercise of the option by Lessee, then such option shall be null and void and of no force of effect, and the lease term shall expire and terminate upon the expiration of the initial lease term, if not sooner terminated pursuant to the provisions hereof."

          2. Except as modified and amended herein, the Lease shall remain in full force and effect.

          3.   This Agreement is effective as of the date set forth above.


          IN WITNESS WHEREOF, the parties have executed this Agreement.



                                        /s/ RICHARD N. MOSEMAN
                                        -----------------------------------
                                        Richard N. Moseman

                                        /s/ BONNIE MOSEMAN MILLER
                                        ------------------------------------
                                        Bonnie Moseman Miller

                                        /s/ PAULINE NYE MOSEMAN
                                        ------------------------------------
                                          Pauline Nye Moseman, as Trustee
                                         of the Pauline Nye Moseman Trust
                                               dated October 3, 1983


                                         ACUREX ENVIRONMENTAL CORPORATION,
                                         a California corporation


                                         By /s/ [Signature Illegible] V.P. & CFO
                                            ------------------------------------


                                         ACUREX CORPORATION,
                                         a California corporation


                                         By /s/ [Signature Illegible] V.P. & CFO
                                            ------------------------------------

                               PARKING AGREEMENT

     THIS AGREEMENT is made and entered into on August 8, 1977, by and between RICHARD N. MOSEMAN, BONNIE MOSEMAN MILLER, and PROPERTIES INTERNATIONAL, allrent, INC., a California corporation, hereafter collectively referred to as "Moseman," and ACUREX CORPORATION, a California corporation, hereafter referred to as "Acurex."

RECITALS:
     A. Moseman, as lessor, and Acurex, as lessee, entered into a Lease dated October 23, 1976, as amended August 8, 1977, hereafter referred to as the "Lease," covering certain real property commonly known as 555 Clyde Avenue, Mountain View, Santa Clara County, California, being Lot 3 as shown upon that certain Map entitled "Tract No. 3813," which Map was filed for record December 28, 1964 in Book 189 of Maps, Page 32, in the Office of the Recorder of the County of Santa Clara, State of California, hereafter referred to as the "premises."

     B. Acurex is constructing a tennis court and handball court on the premises as part of the building improvements currently under construction on the premises. The construction of the tennis court and handball court, plus certain landscaping to be installed by Moseman, has resulted in the development on the premises of twenty-five (25) parking spaces and one (1) loading zone less than required by the zoning ordinance of the City of Mountain View.
     C. Acurex has the use of certain Hetch-Hetchy property, hereafter referred to as the "Hetch-Hetchy property," consisting of an eighty (80) foot wide parcel extending four hundred (400) feet, more or less, easterly of Clyde Avenue and located immediately to the south of the premises and contiguous thereto, pursuant to a Land Use Permit dated march 14, 1973 granted to Acurex by the San Francisco Water Department.
     D. Moseman and Acurex now wish by this Agreement to provide for certain parking rights over a portion of the Hetch-Hetchy property for the benefit of the premises, upon the terms and conditions contained herein.
     NOW THEREFORE, in consideration of the payment of the sum of Ten Dollars ($10.00) by Moseman to Acurex, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:
     1. Except as otherwise provided herein, so long as the lease is in full force and effect, and so long as Acurex has the right to use the Hetch-Hetchy property for parking pursuant to the Land Use Permit with the San Francisco Water Department, the equivalent of twenty-five (25) parking spaces and one (1) loading space on the Hetch-Hetchy area will be allocated and set aside for use as parking area by the occupant or occupants of the premises, without cost or expense to the owner of the premises, or the occupant of the premises if other than Acurex.
     2. Upon expiration or sooner termination of the

Lease, so long as Acurex continues to have the right to use the Hetch-Hetchy area for parking purposes pursuant to the Land Use Permit, the equivalent of twenty-five (25) parking spaces and one (1) loading space on the Hetch-Hetchy area will be allocated and set aside by Acurex for use as parking area by the occupant or occupants of the premises, upon the payment to Acurex monthly in advance on the first day of each calendar month of an amount equal to thirty-eight percent (38%) of the monthly amount payable by Acurex to the San Francisco Water Department pursuant to the Land Use Permit, as such amount may be adjusted by the San Francisco Water Department from time to time. The owner of the premises may discontinue such use of the Hetch-Hetchy property at any time upon giving thirty (30) days prior written notice to Acurex, and thereafter the owner of the premises shall be relieved from the obligation to make such payments to Acurex and Acurex shall have no further obligations under this Agreement.

          3. Moseman acknowledges receipt of a copy of the Land Use Permit. The rights of Moseman and the occupants of the premises hereunder shall be subject to the terms and conditions of said Land Use Permit, including, but not limited to, the right of the San Francisco Water Department to revoke such right to use the Hetch-Hetchy area for parking at any time.

          4. (a) Acurex shall use all reasonable effort to renew the Land Use Permit when it expires, and to maintain said Permit in effect during the term of the Lease; provided, however, that Acurex shall no longer be required to provide the owner of the premises with parking spaces on the Hetch-Hetchy property, if at any time additional on-site parking area is placed on the premises in an amount sufficient to satisfy the requirements of the City of Mountain View.

          (b) Following the expiration or sooner termination of the Lease, Acurex may surrender voluntarily its right to use the Hetch-Hetchy property for parking at any time and thereupon the parties shall be relieved of their obligations hereunder, provided that Acurex gives Moseman, or the then owner of the premises, at least ninety (90) days prior written notice of its intention to do so, in order that Moseman, or the then owner of the premises, may seek to acquire the parking rights on the Hetch-Hetchy property from the San Francisco Water Department.

     5. Acurex shall be responsible for obtaining the approval of the City of Mountain View to the necessary variance and site plan and architectural approval to permit the installation of the tennis court and handball court on the portion of the premises to be devoted to such uses in lieu of parking area. Moseman shall have no liability to Acurex if the City of Mountain View fails to grant such approval, or, if after such approval is granted, the tennis court or handball court or both must be removed in the event the City of Mountain View requires additional on-site parking and loading spaces on the premises in accordance with the plans previously approved by the City of Mountain View's site plan and architectural review (Application 354-76AA).

     6. Nothing contained herein shall be deemed to modify or amend the Lease.

     7. This Agreement shall inure to the benefit of and shall be binding upon the respective heirs, personal representatives, successors, and assigns of the parties hereto.

     IN WITNESS WHEREOF, this Agreement has been entered into by the parties as of the date set forth above.


                                        ----------------------------------------
                                        Richard N. Moseman

                                        /s/ BONNIE MOSEMAN MILLER
                                        ----------------------------------------
                                        Bonnie Moseman Miller

                                        PROPERTIES INTERNATIONAL, allrent, INC., a California corporation

                                         By /s/ [Signature Illegible]
                                            ------------------------------------

                                         ACUREX CORPORATION,
                                         a California corporation

                                         By /s/ TIMOTHY P. CARLSON
                                            ------------------------------------

                               LESSEE'S STATEMENT

     The undersigned lessee of premises situated at 555 Clyde Avenue, City of Mountain View, State of California acknowledges receipt of notice that lessor has assigned or is about to assign all existing leases on said premises or any part thereof as additional collateral security for the payment of a certain promissory note of even date herewith payable to the order of _____________, (said assignment being subject however, to lessor's rights to collect the rents until default in the performance of the obligations in said note and deed of trust securing the same, said deed of trust as recorded or about to be recorded being hereby referred to for all details).

     The undersigned hereby certifies and represents to and covenants with the said payee and the holder of said note from time to time as follows:

     1. The undersigned, as lessee under a certain lease entered into with Richard N. Moseman, Bonnie Moseman Miller, Properties International, allrent, Inc., as lessor, and dated October 23, 1976.

          See Addendum to Lessee's Statement attached hereto.

     2. The initial term of the lease commenced on October __, 1977 and will end two hundred and forty months later.

     3. There have been no modifications or changes in the lease except as follows:

          First Lease Modification Amendment dated August 11, 1977.

     4. No rent or other sum payable under said lease has been paid in advance except as follows:

          First month's rent  $15,616.
          Security Deposit    $15,000.

     5. The undersigned has accepted the leased premises and has no defense, set-off or counter-claim against the lessor under the lease or otherwise except as follows:

          See Addendum to Lessee's Statement attached hereto.

     6. The undersigned has received no notice of any assignment of the lease to any person other than the payee of said note except as follows:

          None

     7. The undersigned acknowledges notice that no prepayment or reduction of rent, or modification or cancellation of said lease, will be valid as to the holder of said note without consent of such holder.

          Yes

     8. The undersigned certify and represent that the above statements, including any exceptions which have been added thereto, are full and complete and that the payee and the holder of said note may rely and act upon them.

     Dated as of November 11, 1977.

Witness:


                                        /s/ TIMOTHY P. CARLSON            [SEAL]
-----------------------------------     ----------------------------------------
                                        Acurex Corporation
                                                                          [SEAL]
-----------------------------------     ----------------------------------------

                        THIRD RENEWAL AMENDMENT TO LEASE

        This Renewal Amendment to the Lease Agreement dated October 23, 1976 (the "Lease") is made and entered into as of this 23rd day of November, 1997, by and between Richard N. Moseman, Bonnie Moseman, Miller, Pauline Nye Moseman, as Trustee of Pauline Nye Moseman Trust ("Lessor"), and Acurex Environmental Corporation ("Lessee"), collectively referred to as the "Parties."

RECITALS:

1. WHEREAS, Lessor and Lessee have entered into a Lease dated as of October 23, 1976 have, by amendment, renewed such Lease continuously through and including November 22, 1997 with respect to certain premises located at 555 Clyde Avenue, Mountain View, California, and

2. WHEREAS the Parties wish to renew and amend the Sublease in terms of basic rent, and

3. WHEREAS the Lessee continues to perform its obligations of the lease, the Lessor shall grant to extend the lease term for sixty (60) months upon the expiration of this amendment lease term.

4. WHEREAS the option to extend has been exercised by Lessee giving written notice of exercise to Lessor six (6) months prior to the expiration of the terms of this agreement and the terms of the rent have been duly negotiated and agreed upon the parties

        NOW THEREFORE, in consideration of the mutual promises and covenants, and other good and valuable consideration contained herein, the Parties agree as follows:

AGREEMENT:

        1. TERM is renewed so as to extend the Lease for sixty (60) calendar months commencing on the 23rd day of November, 1997 and ending on the 22nd day of November, 2002.

        2. RENTAL is amended so as to require payment of base rent at the rate $38,400.00 per month during the Lease term.

        3. Except as amended hereby, the Parties ratify and affirm that each and all of the terms, covenants and conditions of the Lease Agreement dated October 23, 1976, as amended, shall remain in full force and effect.

        IN WITNESS WHEREOF, the Lessor and Lessee execute this Amendment as of the day and year first above written.

                                        /s/ RICHARD N. MOSEMAN
                                        ----------------------------------------
                                        Richard N. Moseman

                                        /s/ BONNIE MOSEMAN MILLER
                                        ----------------------------------------
                                        Bonnie Moseman Miller

                                        /s/ KENNA S. HELMS
                                        ----------------------------------------
                                        Vice President
                                        & Senior Trust Officer

                                        /s/ PAULINE NYE MOSEMAN
                                        ----------------------------------------
                                        Pauline Nye Moseman as Trustee of
                                        the Pauline Nye Moseman Trust
                                        dated October 3, 1983

                                        ACUREX ENVIRONMENTAL CORPORATION,
                                        a California Corporation


                                        /s/ HOWARD L. MORSE
                                        ----------------------------------------
                                        Howard L. Morse